EXHIBIT 10.17A-A

DIASYS CORPORATION
DISTRIBUTION AGREEMENT
EXHIBIT A - PRODUCT AND PRICE SCHEDULE
(SEE SPECIAL TERMS)

DiaSys - Product Descriptions	Part No.	Unit of Measure	List Price	Percent Discount	Fisher Price
SPECIAL TERMS:
All prices quoted in U.S. dollars, F.O.B. DiaSys
Subject to Terms of Agreement

DIASYS WORKSTATIONS:

R/S 2000 Urine Sediment Analysis	RS200	1	4,875.00	25.0%	3,656.25
R/S 2003 Urine Sediment Analysis	RS203	1	6,375.00	25.0%	4,781.25
FE-2 Fecal Parasite Analysis	FE2	1	7,425.00	25.0%	5,568.75
FE-2i Fecal Parasite Analysis	FE2i	1	6,875.00	25.0%	5,156.25

PARTS & SERVICE PLANS:

R/S 2000:
Optical Slide Assembly - without Grid	RS200NS	1	310.00	20.0%	248.00
Optical Slide Assembly - with Grid	RS200GS	1	385.00	20.0%	308.00
Optical Slide Assembly - Adapter	RS-SA-1	1	295.00	20.0%	236.00
Aspirator Kit	RS200A	1	75.00	20.0%	60.00
Tubing Repair Kit	RS200TK	1	27.00	20.0%	21.60
Purge Tank	RS200W	1	20.00	20.0%	16.00
Power Supply Unit	RS200PS	1	45.00	20.0%	36.00
Tube Rack	RS200R	1	50.00	20.0%	40.00
Service - Upgrade to R/S 2003	RS200U	1	3,187.50	20.0%	2,550.00
Service - Contract	RS200SC	1	750.00	20.0%	600.00

R/S 2003:
Optical Slide Assembly - without Grid	RS203NS	1	310.00	20.0%	248.00
Optical Slide Assembly - with Grid	RS203GS	1	385.00	20.0%	308.00
Optical Slide Assembly - Adapter	RS-SA-1	1	295.00	20.0%	236.00
Aspirator Kit	RS203A	1	75.00	20.0%	60.00
Tubing Repair Kit	RS203TK	1	27.00	20.0%	21.60
Purge Tank	RS203W	1	20.00	20.0%	16.00
Bleach Tank	RS203B	1	20.00	20.0%	16.00
Power Supply Unit	RS203PS	1	45.00	20.0%	36.00
Tube Rack	RS203R	1	50.00	20.0%	40.00
Service - Contract	RS203SC	1	1,000.00	20.0%	800.00

FE-2:
Optical Slide Assembly	FEA-NS	1	750.00	20.0%	600.00
Aspirator Kit	FEA-A	1	95.00	20.0%	76.00
Tubing Repair Kit	FEA-TK	1	27.00	20.0%	21.60
Purge Tank	FEA-W	1	20.00	20.0%	16.00
Iodine Tank	FEA-I	1	20.00	20.0%	16.00
Power Supply Unit	FEA-PS	1	50.00	20.0%	40.00
Stain Delivery Unit	FEA-SDU	1	875.00	20.0%	700.00
Tube Rack - Small (12-15ml)	FEA-RS	1	49.501	20.0%	39.60

DIASYS CORPORATION
DISTRIBUTION AGREEMENT
EXHIBIT A - PRODUCT AND PRICE SCHEDULE
(SEE SPECIAL TERMS)

DiaSys - Product Descriptions	Part No.	Unit of Measure	List Price	Percent Discount	Fisher Price
Tube Rack - Large	FEA-RL	1	69.50	20.0%	55.60
Tube Rack - Mini 15ml (Parasep Tube)	FEA-RSMN	1	49.50	20.0%	39.60
Tube Rack - Midi 50ml (Parasep Tube)	FEA-RSMD	1	69.95	20.0%	55.96
Service - Contract	FEA-SC	1	1,250.00	20.0%	1,000.00

FE-2i:
Optical Slide Assembly	FEB-NS	1	750.00	20.0%	600.00
Aspirator Kit	FEB-A	1	95.00	20.0%	76.00
Tubing Repair Kit	FEB-TK	1	27.00	20.0%	21.60
Purge Tank	FEB-W	1	20.00	20.0%	16.00
Power Supply Unit	FEB-PS	1	50.00	20.0%	40.00
Tube Rack - Small (15ml)	FEB-RS	1	49.50	20.0%	39.60
Tube Rack - Large (50ml)	FEB-RL	1	69.50	20.0%	55.60
Rube Rack - Mini 15ml (Parasep Tube)	FEB-RSMN	1	49.50	20.0%	39.60
Tube Rack - Midi 50ml (Parasep Tube)	FEB-RSMD	1	69.95	20.0%	55.96
Service - Contract	FEB-SC	1	1,000.00	20.0%	800.00

IQA KITS - INTESTINAL & BLOOD PARASITE:

Complete Kit (CD, Atlas, Slides, Helminths & 50ml tubes)	DSC164000	1	460.50	30.0%	322.35
Complete Kit (CD, Atlas, Slides, Helminths & 15ml tubes)	DSC164600	1	460.50	30.0%	322.35
Cont. Ed. Kit (CD, Atlas, Slides & Helminths)	DSC164200	1	460.50	30.0%	322.35
Cont. Ed. Kit (CD, Atlas & Helminths)	DSC164300	1	312.00	30.0%	218.40
Cont. Ed. Kit (CD, Atlas & Slides)	DSC164400	1	292.50	30.0%	204.75
Cont. Ed. Kit (CD & Atlas)	DSC164500	1	273.00	30.0%	191.10
Blood Parasite Cont. Ed. Kit	DSC164100	1	517.50	30.0%	362.25

CONCENTRATOR TUBES (FECAL PARASITE)
INQUIRE ABOUT VOLUME DISCOUNTING

PARASEP 50ml
No additive	DSC145000	50/unit	89.00	30.0%	62.30
With 6ml Parasafe	DSC145100	40/unit	89.00	30.0%	62.30
With 6ml Buffered Formalin	DSC145200	40/unit	89.00	30.0%	62.30
With 6ml Buffered Formalin & 1 drop Triton-X	DSC145300	40/unit	89.00	30.0%	62.30
With 6ml Buffered Formalin, 1 drop Triton-X & 80ml bottle Ethyl Acetate	DSC145400	40/unit	89.00	30.0%	62.30
With 6ml Sodium Acetate-Acetic Formalin Solution	DSC145500	40/unit	89.00	30.0%	62.30
With 220um mesh filter	DSC145600	40/unit	89.00	30.0%	62.30
With 220um mesh filter & 6ml Buffered Formalin	DSC145700	40/unit	89.00	30.0%	62.30
With 220um mesh filter, 6ml Buffered Formalin & 1 Drop Triton-X	DSC145800	40/unit	89.00	30.0%	62.30

PARASEP 15ml
No additive	DSC146000	50/unit	89.00	30.0%	62.30
With 2.4ml Parasafe	DSC146100	40/unit	89.00	30.0%	62.30
With 2.4ml Buffered Formalin	DSC146200	40/unit	89.00	30.0%	62.30
With 2.4ml Bufferred Formalin & 1 drop Triton-X	DSC146300	40/unit	89.00	30.0%	62.30
With 2.4ml Buffered Formalin, 1 drop Triton-X & 40ml bottle Ethyl Acetate	DSC146400	40/unit	89.00	30.0%	62.30
With 2.4ml Sodium Acetate-Acetic Formalin Solution	DSC146500	40/unit	89.00	30.0%	62.30
With 220um mesh filter	DSC146600	40/unit	89.00	30.0%	62.30
With 220um mesh filter & 2.4ml Buffered Formalin	DSC146700	40/unit	89.00	30.0%	62.30
With 220um mesh filter, 2.4ml Buffered Formalin & 1 Drop Triton-X	DSC146800	40/unit	89.00	30.0%	62.30

DIASYS CORPORATION
DISTRIBUTION AGREEMENT
EXHIBIT A - PRODUCT AND PRICE SCHEDULE
(SEE SPECIAL TERMS)

DiaSys - Product Descriptions	Part No.	Unit of Measure	List Price	Percent Discount	Fisher Price
PARASEP MAXI-FILTER ASSEMBLY (for 15 & 50 ml tubes)	DSC147000	50/unit	78.00	30.0%	54.60

PARASEP TUBE RACKS:
24-Tube - plastic	DSC1458	1	46.50	30.0%	32.55

PARASEP CARDBOARD SAMPLE SPOONS (Note: Not Available)	DSC1524	100/unit	15.75	30.0%	11.03

URISEP CONCENTRATORS (URINE & CSF):
Pressure-Driven Urinary Protein Concentrator	DSC1257	25/unit	150.00	30.0%	105.00
Reusable Pressure Cap Set (4 caps, 1 vacuum cap, stand & pump)	DSC1258	1	121.50	30.0%	85.05
Ultra Pressure-Drive (Static Urine) 10ml Concentrators	DSC1259	25/unit	56.50	30.0%	39.55
Mini (0.5ml) Centrifugal Tubes (for urine/CSF)	DSC6101006	50/unit	166.00	30.0%	116.20
Midi (4.0ml) Centrifugal Tubes (for urine/CSF)	DSC6101010	50/unit	166.00	30.0%	116.20
Maxi (15ml) Centrifugal Tubes (for urine/CSF)	DSC6101020	25/unit	106.00	30.0%	74.20

ELECTROPHORESIS KITS (GELS):
Serum Protein	DSC53024	10	171.00	30.0%	119.70
Immunofixation	DSC53026	10	382.50	30.0%	267.75
Urine Protein	DSC53025	10	171.00	30.0%	119.70

SEPRAPHORE III CELLULOSE ACETATE MEMBRANES:
2.5 x 15.2cm	DSC51003	100/unit	159.00	30.0%	111.30
5.5 x 14.4cm	DSC51010	25/unit	134.95	30.0%	94.47
5.7 x 12.7cm (Sepratek)	DSC62092	50/unit	198.00	30.0%	138.60
Super Sepraphore	DSC51040	50/unit	282.00	30.0%	197.40
5.7 x 14.4cm	DSC51051	25/unit	167.00	30.0%	116.90
Microzone L 5.55 x 14.4cm	DSC51214	1	514.00	30.0%	359.80

ELECTROPHORESIS EQUIPMENT:
Semi-Micro II Chamber	DSC51118	1	456.00	30.0%	319.20
Sepratek - 8 Applicator	DSC51119	1	456.00	30.0%	319.20
Sepratek - 4 Applicator	DSC51154	1	96.00	30.0%	67.20
Glass Slides (50 pack)	DSC51147	1	22.25	30.0%	15.58
Forceps - Stainless Steel	DSC39957	1	90.00	30.0%	63.00
Replacement Tips - 4	DSC39956	1	90.00	30.0%	63.00
Replacement Tips - 8	DSC51283	1	81.00	30.0%	56.70

ELECTROPHORESIS SUPPLIES:
SepraClear II (470ml)	DSC51041	1	65.00	30.0%	45.50
Super SepraClear (470ml)	DSC51242	1	49.00	30.0%	34.30
OptiClear Optiphor - 10 (60 x 76mm)	DSC51240	25	128.00	30.0%	89.60
Optiphor - 10 (76 x 94mm)	DSC51241	25	138.00	30.0%	96.60
High Resolution Buffer (12 x 18gm vis)	DSC51104	1	132.00	30.0%	92.40
Hemoglobin Buffer (12 x 18.3gm vis)	DSC51126	1	106.50	30.0%	74.55
Hemoglobin Controls (4.0 x 0.5ml)	DSC51298	1	220.50	30.0%	154.35
Ponceau S Solution (470ml)	DSC51284	1	77.50	30.0%	54.25
Absorbent (Pads) Paper (7.6 x 15.2cm) Sepratek	DSC62093	50/unit	22.50	30.0%	15.75
Absorbent (Pads) Paper (11 x 9cm)	DSC52432	50/unit	21.00	30.0%	14.70
Absorbent (Pads) Paper (11 x 9cm)	DSC51490	100/unit	36.00	30.0%	25.20

DIASYS CORPORATION
DISTRIBUTION AGREEMENT
EXHIBIT A - PRODUCT AND PRICE SCHEDULE
(SEE SPECIAL TERMS)

DiaSys - Product Descriptions	Part No.	Unit of Measure	List Price	Percent Discount	Fisher Price
Absorbent (Pads) Paper (20.3 x 30cm)	DSC51290	25/unit	76.50	30.0%	53.55
UriZyme		30	125.00	30.0%	87.50
Media ITLC	DSC51432	1	324.00	30.0%	226.80
Media ITLC (5 x 20cm)	DSC61885	1	198.00	30.0%	138.60
Media ITLC (20 x 20cm)	DSC61886	1	567.00	30.0%	396.90

FIXATIVES:
Formalin 10% Neutral Saline Buffered	DSC1460	1	7.00	30.0%	4.90
Sodium Acetate-Acetic Acid Formalin	DSC1461	1	8.00	30.0%	5.60
Schaudinn's Fixative	DSC1462	1	25.00	30.0%	17.50
10% Formalin Fixative in Water	DSC1463	1	7.00	30.0%	4.90
Bayers Solution	DSC1464	1	25.00	30.0%	17.50
Merthiolate-Iodine-Formalin (MIF)	DSC1465	1	25.00	30.0%	17.50
Polyvinyl Alcohol (PVA)	DSC1466	1	25.00	30.0%	17.50

REAGENTS:
Mayers Glycerin/Albumin	DSC1470	1	25.00	30.0%	17.50
Physiological Saline	DSC1471	1	13.50	30.0%	9.45
Triton X - 100 Solution	DSC1472	1	9.00	30.0%	6.30
Ethyl Acetate	DSC1473	1	14.00	30.0%	9.80
Acetone	DSC1475	1	8.00	30.0%	5.60
Grams Decolourise	DSC1476	1	11.25	30.0%	7.88

STAINS:
Eosin/Saline	DSC1467	1	15.00	30.0%	10.50
Modified Ziehl-Neefsen	DSC1468	1	48.00	30.0%	33.60
Funguqual (Uvitex 2B Calcofluor)	DSC1469	1	94.00	30.0%	65.80
Acridine Orange (Acetate Buffered)	DSC1480	1	14.00	30.0%	9.80
Auramine Phenol (Lempert)	DSC1481	1	16.00	30.0%	11.20
Field Stain Solution A	DSC1482	1	15.00	30.0%	10.50
Field Stain Solution B	DSC1483	1	15.00	30.0%	10.50
Giemsa Stain-Rapid	DSC1484	1	18.00	30.0%	12.60
Iodine-Alcoholic	DSC1485	1	18.00	30.0%	12.60
Lugol's Iodine-Aqueous	DSC1486	1	18.00	30.0%	12.60
Iron Haematoxylin-Solution A	DSC1487	1	26.50	30.0%	18.55
Iron Haematoxylin-Solution B	DSC1488	1	20.25	30.0%	14.18
Trichrome For Microsporidia	DSC1489	1	69.00	30.0%	48.30
Trichrome For Protozoa	DSC1490	1	47.00	30.0%	32.90
Gram Iodine	DSC1491	1	13.50	30.0%	9.45
Crystal Violet	DSC1492	1	18.00	30.0%	12.60
Safranin	DSC1493	1	18.00	30.0%	12.60
Neutral Red	DSC1494	1	11.25	30.0%	7.88
Grams Fuchsin	DSC1495	1	13.50	30.0%	9.45

RAPYDTESTKITS:
Adenovirus	DSC1610	30	92.00	30.0%	64.40
Bence-Jones Kappa/Lambda	DSC53002	40	280.50	30.0%	196.35
Clostridium Difficile Toxin A	DSC1615	30	186.00	30.0%	130.20
Leishmania	DSC1601	40	243.00	30.0%	170.10
Malaria	DSC1605	30	243.00	30.0%	170.10
Rotavirus	DSC1611	30	92.00	30.0%	64.40
Syphilis	DSC1630	30	186.00	30.0%	130.20
Trichomonas Culture Medium	DSC1602	50	78.00	30.0%	54.60

DIASYS CORPORATION
DISTRIBUTION AGREEMENT
EXHIBIT A - PRODUCT AND PRICE SCHEDULE
(SEE SPECIAL TERMS)

DiaSys - Product Descriptions	Part No.	Unit of Measure	List Price	Percent Discount	Fisher Price

IMMUNOLOGY:

BENCE-JONES RAPYDTEST KITS:
Bence-Jones Kappa/Lambda	DSC53002	40	280.50	30.0%	196.35

URISEP CONCENTRATORS:
Urisep Pressure-Driven Urinary Protein Concentrator	DSC1257	25	150.00	30.0%	105.00
Urisep Reusable Pressure Cap Set (4 caps, 1 vacuum cap, stand & pump)	DSC1258	1	121.50	30.0%	85.05
Urisep Ultra Pressure-Driven (Static Urine) 5-15ml Concentrator	DSC1259	25	56.50	30.0%	39.55
Urisep Mini (0.5ml) Centrifugal Tubes (for urine/CSF)	DSC6101006	50	166.00	30.0%	116.20
Urisep Midi (4.0ml) Centrifugal Tubes (for urine/CSF)	DSC6101010	50	166.00	30.0%	116.20
Urisep Maxi (15ml) Centrifugal Tubes (for urine/CSF)	DSC6101020	25	106.00	30.0%	74.20